UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2024

DIH HOLDING US, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41250	98-1624542
(State or other jurisdiction of incorporation)	(Commission File Number)

77 Accord Park Drive; Suite D-1, Norwell, MA	02061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 944-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock	DHAI	The Nasdaq Stock Market LLC
Warrants	DHAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On September 10, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of DIH Holding US, Inc. (the “Company”) dismissed BDO AG (“BDO AG”) as the Company’s independent registered public accounting firm. BDO AG had served as the Company’s independent registered public accounting firm since March 12, 2024 and had served as the independent auditor for DIH Holding US, Inc., a Nevada corporation, the Company’s wholly-owned subsidiary since 2022.

BDO AG’s audit reports on the Company’s financial statements as of and for the fiscal years ended March 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended March 31, 2024 and the subsequent interim period through September 10, 2024: (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with BDO AG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO AG, would have caused BDO AG to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods and (2) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the disclosure of the material weakness in the Company’s internal control over financial reporting as disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended March 31, 2024.

The Company provided BDO AG with a copy of this report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that BDO AG furnish the Company with a letter addressed to the SEC stating whether BDO AG agrees with the statements made by the Company in this report and, if not, stating the respects, if any, in which BDO AG does not agree with such statements. A copy of the letter from BDO AG is filed as Exhibit 16.1 hereto.

(b) Engagement of new Independent Registered Public Accounting Firm

On September 10, 2024, the Audit Committee appointed BDO USA, PC (“BDO USA”) as its new independent registered public accounting firm. The Company has authorized BDO AG to respond fully to the inquiries of the successor independent registered accounting firm.

During the two most recent fiscal years and the subsequent interim period through September 10, 2024, the Company did not consult with BDO USA with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BDO USA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(a)-(b) Financial Statements.

(c) Exhibits.

16.1	Letter from BDO AG
104	Cover Page Interactive Data File (Formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2024	DIH HOLDING US, INC.

	By:	/s/ Jason Chen
	Name:	Jason Chen
	Title:	Chief Executive Officer and Chairman